Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of January 21, 2005 (this “Agreement”), is between TRAFFIX, INC., a Delaware corporation having an address at One Blue Hill Plaza, Fifth Floor, Pearl River, New York 10965 (the “Company”); HOT ROCKET MARKETING, INC., a New York corporation having an address at 220 Mineola Boulevard, Suite 5 & 6, Mineola, New York 11501 (the “Holder”); and MARK COLACIOPPO, an individual having an address at 25 Wheatley Avenue, Albertson, NY 11507 (“Mark”).

The parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.     Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Common Stock” means the common stock, $.001 par value per share, of the Company.

“Demand” shall have the meaning given in Section 3.2.

“Demand Registration” shall have the meaning given in Section 3.2.

“Effective Date” means the date of this Agreement set forth above.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Initiating Holder” means the Holder or Mark.

“Person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning given in Section 3.1.

“Piggyback Registration” shall have the meaning given in Section 3.1.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments, and supplements to such prospectus, including post-effective amendments and all information incorporated by reference in such prospectus.

“Registrable Securities” means any shares of Common Stock (i) issued to the Holder as of the Effective Date or (ii) issued or issuable to an Initiating Holder after the Effective Date in either case by virtue of any securities split or combination, securities dividend or similar event in respect of any of the shares referred to in clause (i) of this definition; provided, however, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon the sale thereof to any Person other than an Initiating Holder; and provided, further, that the Company shall have no obligation hereunder to register any Registrable Securities of an

Initiating Holder if the Company shall deliver to that Initiating Holder an opinion of counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested or demanded does not require registration under the Securities Act for a sale or disposition, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities in connection with any such sale.

“Registration” shall mean either a Piggyback Registration or a Demand Registration.

“Registration Expenses” means, with respect to any Registration, all registration and filing fees; fees with respect to filings required to be made with Nasdaq or any other exchange or market in which Registrable Securities are to be quoted or listed for trading; fees and expenses of compliance with securities or blue sky laws; printing expenses; expenses associated with the preparation and distribution of any Registration Statement, any Prospectus, and amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement; all fees and expenses associated with the listing of any Registrable Securities on any securities exchange or exchanges; fees and disbursements of counsel for the Company and its independent certified public accountants; fees and expenses of underwriters customarily paid by issuers (but specifically excluding any Selling Expenses); and fees and expenses of other persons retained by the Company.

“Registration Statement” means any registration statement of the Company filed under the Securities Act including the Prospectus forming a part thereof, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to and all information incorporated by reference in such registration statement.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Selling Expenses” means, with respect to any holder of Registrable Securities, all underwriting discounts, selling commissions and stock transfer or documentary stamp taxes, if any, applicable to any Registrable Securities registered and sold by such holder, and all fees and disbursements of any counsel for such holder.

“Underwritten Offering” means an offering registered under the Securities Act in which securities are sold to an underwriter, whether on a “firm commitment”, “best efforts” or other basis, for reoffering to the public.

2.     Securities Subject to this Agreement.  The only securities entitled to the benefits of this Agreement are the Registrable Securities.

3.     Registration of Registrable Securities.

3.1           Piggyback Registration.

If at any time after the Effective Date the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder (including,

without limitation, pursuant to any public offering or a demand for registration of any shareholder of the Company) under the Securities Act other than on Form S-8 or Form S-4, the Company will:  (a) promptly give to the Holder written notice thereof (the “Piggyback Notice”) and (b) include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, Registrable Securities, if requested to do so in a written request made within ten (10) days after receipt of the Piggyback Notice from the Company by any Initiating Holder (a “Piggyback Registration”); except that if such offering is an Underwritten Offering and the managing underwriter thereof shall impose a limitation on the number of securities which may be included in such registration because, in its judgment, such limitation is necessary to effect an orderly public distribution of the underwritten securities, then, subject to such limitation, the Company shall include in such registration securities requested to be registered by Persons exercising contractual piggy-back registration rights, including pursuant to this Agreement, pro rata among the holders so requesting registration on the basis of the number of securities requested to be registered by all such holders, except to the extent that the Company’s contractual obligations existing as of the date hereof to other parties holding registration rights require that priority be given to such parties.  No Registrable Securities shall be included in such Underwritten Offering if less than all of the securities with respect to which the Company seeks inclusion, or with respect to which any party exercising contractual demand registration rights seeks inclusion, are included therein.  Any Registrable Securities not included in the Underwritten Offering shall continue to maintain the piggyback registration rights provided for in this Section 3.1.

3.2           Demand Registration.

(a)           At any time after the Effective Date until the delivery of a Piggyback Notice and, subject to the other provisions of this Agreement, the Initiating Holders shall have the right exercisable on no more than (i) one occasion in any 12-month period; and (ii) three occasions in the aggregate, by making a written request to the Company (such request being referred to hereinafter as a “Demand”), to require that the Company use its reasonable efforts to effect the registration in accordance with the provisions of the Securities Act of the offering and sale of  Registrable Securities.  Any Demand shall be addressed to the attention of the Secretary of the Company, and shall specify the intended reasonable method of disposition of the Registrable Securities.  A Registration pursuant to this Section 3.2 (a “Demand Registration”) shall be on such appropriate registration form of the SEC as shall (i) be selected by the Company, and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand.

(b)           If, at the Company’s sole discretion, the Demand Registration is pursuant to an Underwritten Offering, and the managing underwriter thereof shall impose a limitation on the number of Registrable Securities which may be included in the Registration Statement because, in its judgment, such limitation is necessary to effect an orderly public distribution of the underwritten securities, then the Company shall be obligated to include in such Registration Statement only such limited portion (or none, if so required by the managing underwriter) of the Registrable Securities with respect to which the Initiating Holders have demanded inclusion hereunder.  No other securities may be included in such Registration Statement if less than all of the Registrable Securities with respect to which the Initiating Holders have demanded inclusion are included therein.  If the total number of Registrable Securities specified in the Demand cannot be included as provided in the preceding sentence, the Initiating Holders shall have the right to an additional Demand.

(c)           The Company may delay the filing of any Registration Statement pursuant to this Section 3.2 for a reasonable period of time (but not to exceed 90 days) if, in the good faith judgment of the Board of Directors of the Company, the Company would be required to include in such Registration Statement material information which at that time could not be publicly disclosed without materially interfering with any financing, acquisition, corporate reorganization or other material development or transaction then pending or in progress and without other material adverse consequences.  In the event of any such delay, the Initiating Holders shall have the right to withdraw their request for Registration and any such withdrawn request that would otherwise have been considered a Demand shall not be considered for purposes of determining the maximum number of Demands provided for in Section 3.2(a).

3.3          Effective Registration Statement.

A Registration shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of the Registrable Securities until such time as all of such Registrable Securities included therein have been disposed of in accordance with the intended methods of disposition by the Initiating Holders thereof set forth in such Registration Statement, unless the failure to so dispose of such Registrable Securities shall be caused in whole or in part by reason of any act or omission on the part of any Initiating Holder; provided, that with respect to any Registration Statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 180 days, and that with respect to any other such Registration Statement, such period need not exceed 135 days, or (ii) if, after it has become effective, such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Initiating Holders and has not thereafter become effective.

4.             Registration Procedures.

In connection with the Company’s obligations under Section 3, the Company shall use all reasonable efforts to effect such Registration to permit the sale of Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as practicable:

(a)           prepare and file with the SEC (which such filing in the case of a Demand Registration shall be made within ninety (90) days after the Company’s receipt of a Demand), a Registration Statement on an appropriate registration form, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and in either case use all reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 3.3;

(b)           prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which shall terminate when all Registrable Securities have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and to be filed pursuant to Rule 424 under the Securities Act; and otherwise take all such actions as may be necessary to cause the Registration Statement to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Initiating Holders set forth in such Registration Statement or supplement to the Prospectus;

(c)           if requested by the managing underwriter or underwriters or an Initiating Holder being offered for sale in connection with an Underwritten Offering, to the extent required by applicable law, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such Initiating Holder consider should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered for sale, the purchase price being paid therefor and, with respect to any other terms of the offering, of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(d)           prior to any public offering of Registrable Securities, use its reasonable efforts to (i) register or qualify or cooperate with the Initiating Holders, the underwriters, if any, and their respective counsel in connection with the Registration or qualification of such Registrable Securities for offer and sale under the state securities or blue sky laws of such jurisdictions as any Initiating Holder or underwriter reasonably requests in writing and (ii) do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(e)           cooperate with the Initiating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold without any restrictive legends in compliance with the Securities Act; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters may reasonably request;

(f)            use all reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed an each securities exchange, if any, on which the Common Stock is then listed or on the Nasdaq Market, if the Common Stock is then traded thereon;

(g)           in the case of a firm commitment underwritten offering, execute an underwriting agreement in form and substance usual in such transactions; and

(h)           furnish to each Initiating Holder a signed counterpart, addressed to the underwriters, if any, of:

(i)                                     an opinion of counsel for the Company dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such underwriters, and

(ii)                                  a “comfort” letter, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent certified public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants’ letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such Initiating Holder (or the underwriters, if any) may reasonably request; and

(iii)                               otherwise reasonably cooperate with the Initiating Holders to carry out the intent of this Agreement.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Initiating Holder that such Initiating Holder cooperates with the Company in preparing such Registration.

5.             Indemnification.

5.1   Indemnification by the Company.  In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless each Initiating Holder, its officers and directors, each underwriter, broker or any other person acting on behalf of such Initiating Holder and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Initiating Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and the Company will reimburse such Initiating Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, supplement or incidental document in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of any of the foregoing indemnified parties and; provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Initiating Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Initiating Holder.

5.2   Indemnification by the Initiating Holder.  The Initiating Holders hereby indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each officer, director, employee, representative and agent of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of any of the Initiating Holders expressly for use in the Registration Statement or Prospectus, provided that this indemnification be several, not joint and several, among such Initiating Holders and the liability of each such Initiating Holders will be in proportion to and limited to the gross amount received by such Initiating Holder from the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Initiating Holder.

5.3   Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable for any settlement made by the indemnified party without its consent (which consent will not be unreasonably withheld) or for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

5.4   Other Indemnification.  Indemnification similar to that specified in the preceding subdivisions of this Section 5 (with appropriate modifications) shall be given by the Company and each Initiating Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

5.5   Payments.  The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

5.6   Contribution.  If the indemnification provided for in this Agreement shall for any reason be unavailable or insufficient to an indemnified party under Sections 5.1, 5.2 or 5.4 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Initiating Holders included in the offering on the other hand, from the offering of the Registrable Securities and (ii) the relative fault of the Company on the one hand and the Initiating Holders included in the offering on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Initiating Holders on the other with respect to such offering shall be deemed to be in the same proportion as the sum of the net proceeds from the offering of the securities (before deducting expenses) received by the Company bears to the amount of the total gross proceeds from the offering of the securities (before deducting expenses) received by the Initiating Holders, and in each case the net proceeds received from such offering shall be determined as set forth on the table of the cover page of the prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initiating

Holders the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Initiating Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this Section 5 shall be deemed to include, for purposes of this Section 5, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.             Expenses of Registration.  All Registration Expenses incurred in connection with any Registration shall be borne by the Company; provided, however, that the Company shall not be required to pay for any Registration Expenses if the Registration is subsequently withdrawn at the request of any Initiating Holder (in which case all Initiating Holders shall bear such expense) other than as a result of a delay requested by the Company pursuant to Section 3.2(c).  All Selling Expenses incurred in connection with any Registration shall be borne, jointly and severally, by the Initiating Holders; provided, however, that if any shares other than Registrable Securities are included in a Registration Statement, such other holders shall bear their pro rata portion of the Selling Expenses.

7.             Holdback.  Each Initiating Holder, if so requested by the underwriters’ representative or agent in connection with an Underwritten Offering of any securities covered by a Registration Statement filed by the Company, whether or not such Initiating Holder’s securities are included therein, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented Registration), during the period requested by such representative or agent; provided that such period shall not be longer in duration than any similar restrictive period required of executive officers of the Company.  In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each such holder until the end of such period.

8.             Miscellaneous.

(a)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless agreed to in writing by all parties hereto.

(b)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier or courier guaranteeing overnight delivery:

(i)            if to An Initiating Holder, at the most current address given by such Initiating Holder to the Company in accordance with the provisions of this Section 7(b); and

(ii)           if to the Company, initially at Traffix, Inc., One Blue Hill Plaza, Pearl River, New York 10952, Attention:  Jeffrey L. Schwartz, Chairman and Chief Executive Officer, fax (845) 620-1717, and thereafter at such other address, notice of which is given in accordance with the Provisions of this Section 7(b).  All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

(c)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

(d)           Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in New York without regard to principles of conflicts of laws.

(f)            Severability.  Each provision of this Agreement shall be considered severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid.  In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

(g)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no representations, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company hereby.

(h)           Jurisdiction.  Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York in connection with any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the County and State of New York, or such District, and agrees that service of any summons, complaint, notice or other process relating to such proceeding may be effected in the manner provided by clause (b)(ii) of this Section 7.

(i)            Construction.  As used in this Agreement, unless the context otherwise requires (i) references to “Sections” are to sections of this Agreement, (ii) “hereof”, “herein”,

“hereunder” and comparable terms refer to this Agreement in its entirety and not to any particular part of this Agreement, (iii) the singular includes the plural and the masculine, feminine and neutral gender each includes the other, (iv) “including” or “includes” shall be deemed to be followed by the phrase “without limitation”, and (v) headings of the various Sections and subsections are for convenience of reference only and shall not be given any effect for purposes of interpreting this Agreement.

Witness the due execution hereof, as of the Effective Date first above written, on behalf of the undersigned thereunto duly authorized.

TRAFFIX, INC.

By:
Name: Joshua B. Gillon
Title: Executive Vice President

HOT ROCKET MARKETING INC.

By:
Name: Mark Colacioppo
Title: President

MARK COLACIOPPO